UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2005
LEXAR MEDIA, INC.

(Exact name of the Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31103		33-0723123

(Commission File Number)		(IRS Employer Identification No.)

47300 Bayside Parkway, Fremont, California		94538

(Address of principal executive offices)		(Zip Code)
(510) 413-1200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     In August 2003, Lexar Media, Inc. entered into a supply agreement with UMC Group (USA) under which Lexar purchases controllers at pricing based upon the timing and volume of Lexar’s purchases. The agreement was set to expire on December 31, 2005 unless Lexar and UMC mutually agreed to extend the agreement. On December 30, 2005, Lexar and UMC entered into an agreement to extend the original agreement until December 31, 2006 and to amend certain pricing and other terms of the agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXAR MEDIA, INC.
Date: December 30, 2005	By:	/s/ Eric B. Stang
Eric B. Stang
Chairman of the Board, Chief Executive Officer and President

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